Exhibit 99

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this presentation of factors that may affect the company’s future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company’s exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company’s ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company’s capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company’s ability to identify, finance and integrate any future acquisitions; and the volatility of the company’s stock price.

•Low Drilling and Completion Costs
•Rapid Return on Investment
•High Success Rate
•Horizontal Drilling in Niobrara & Codell
•Takeaway Capacity
•Liquid-Rich Natural Gas
•Low Operating Costs
(<$5/BOE 3 year avg.)

Edward Holloway, co-CEO•32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin  •Built three Wattenberg companies and sold each of them to larger, public companies •William Scaff, Jr., co-CEO •Over 30 years of experience in the oil and gas industry with focus on the D-J Basin•Frank (Monty) Jennings, CFO •More than 35 years of accounting and finance experience, including oil & gas drilling, services, exploration and production  •Craig Rasmuson, COO•8 years of experience in the oil and gas industry all focused on the D-J Basin •Valerie Dunn, Secretary/Controller • Ms. Dunn has been Controller of SYRG since 2008 and appointed Secretary in 2014.  Has 30 years of experience in oil & gas accounting  •Ron Morgenstern, VP of Land & Business Development •More than 30 years of experience in the management of lease assets in various basins in the Rocky Mountains including, Williston, Powder River and D-J basins  •Jon Kruljac,VP, Capital Markets & Investor Relations •Twenty nine years of experience in capital markets including 23 years of focus on small cap, Rocky Mountain based oil and gas companies

•65,065 net acres in the Greater Wattenberg  Area  •36,643 net acre position in the Core Wattenberg •28,422 net acres in the NE Wattenberg Extension Area •Recent $125 M Acquisition adds 5,792 total net acres (all of which are 100% HBP), non-op working interest in 17 ERL horizontal wells, 73 operated vertical wells, and non-op working interest in 11 vertical wells

39 operated wells drilled and completed to date.  See page 20 for reconciliation; * Formations with potential horizontal development, currently permitting wells in the Greenhorn based on 16 wells/section

-36,643 net acre position in the Core Wattenberg -Increasing WI% in Operated Wells through asset swaps with other companies -5 wells on Renfroe Pad paid out in 14 mos. -39 Horizontal wells drilled and completed on 7 SYRG pads with 100% success rate -Drilling 29 additional HZ wells -Rig Efficiency Improving

Phelps Pad; Well Cost ($MM per well) $4.0; Number of Wells on Pad 6 Wells; Targeted Formations 3 Niobrara & 3 Codell; Average # of Frac Stages 26 Stages; Average Working Interest 90%; 30-day IP; (BOEPD per well) 544; 90-day IP; (BOEPD per well); 180-day IP 430; (BOEPD per well) 290; Pay Back 77% after 6 months

Union Pad; Well Cost ($MM per well) $3.9; Number of Wells on Pad 6 Wells; Targeted Formations 5 Codell/Niobrara & 1 Niobrara B/C; Average # of Frac Stages 20 Stages; Average Working Interest 91%; 30-day IP  (BOEPD per well) 566; 90-day IP   (BOEPD per well) 460; 180-day IP  (BOEPD per well) 352; Estimated Pay Back Period 70% after 5 months

28,422 Net Acres NE Wattenberg Extension Area

SYNERGY RESOURCES CORPORATION

- **Operated Horizontal Drilling Program Targeting the Greenhorn Formation to Commence in Fiscal 2015 3Q**

Core samples exhibit the Greenhorn Formation is thermally mature and has 3.5 % total organic content. The formation is 90 feet in thickness. Synergy is targeting the lower Greenhorn Lincoln Lime which shows the interval to be in the middle of oil maturity and the expulsion window. The thin limestone and marlstone beds are brittle and should be conducive to creating abundant fractures. Synergy plans on drilling one well initially and evaluating results to determine future development potential.


WHITING
Red Tail Project
WELD
noble energy
East Pony
WHITING
August 2013 Acquisition
BONANZA CREEK
MORGAN
Synergy Land Legend
Leasehold


25
70
Denver

Note: All offset operator acreage positions reflect approximations and not entire leasehold.

11

•Vertical wells targeting conventional oil prone zones in the Lansing and Kansas City Groups of the Upper Pennsylvanian, 4,100-4,800 ft. depth, $550k-$650k est. completed well cost.
 •Synergy has entered into an exploration agreement with a private operator to participate in up to 10 wells covering 8,000 net acres leased by SYRG in Dundy County Nebraska.  Synergy will pay 3/8ths the cost of the wells and retain a 50% WI and an overriding royalty.• Synergy has long term leases with 85% Net Revenue Interest.•Spud in next 45 days •Private and public industry competitors are increasing the rig count and well results in the area.  Crude locally refined

-63,465 net acres, with long term leases and 85% NRI; -Proven shallow Niobrara dry gas field, economic above $4/mcf; -2 days to drill and complete vertical wells (est. cost $250k); ;-Area has existing  gas gathering and processing infrastructure; -Numerous deeper exploratory tests being drilled by other operators

**Proved Reserves of 32.2 Mmboe (8/31/2014) & Total Un-risked Potential of 328.4 Mmboe

Project Area	Wells	Net	Well	Total	NRI	NRI Wells	Per Well	Total (1) Un-risked Potential
	Per 640	Acres	Spacing	Potential			EUR (1)	(Mmboe)
	DSU		(Acres)*	Wells			(Mmboe)
Core Wattenberg Field (4,500 ft. Laterals)
Niobrara A Bench – Hz	2	34944	320	109	0.8	87	325	28.3
Niobrara B Bench – Hz	9	34944	71	491	0.8	392	325	127.6
Niobrara C Bench – Hz	4	34944	160	218	0.8	174	325	56.6
Codell – Hz (2)	6	29944	106	280	0.8	224	375	84
Total Wattenberg Field Potential	21			1098				296.5
NE Wattenberg Extension Area (4,500 ft. Laterals)
Niobrara B– Hz	4	28422	160	177	0.8	142	225	31.9
Greenhorn (spacing and resource value TBD)
Total Potential				1098				328.4

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants  and are not intended to represent actual reserves. Third-party reserve report may differ

(2) Codell net acres subtracts net  acres for vertical wells already drilled on 20 acre spacing.

*Spacing is based on  management assumptions.  Specific leases may support more or fewer wells per formation per spacing unit.

* *Proved Reserves from 8/31/2014 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)

SYNERGY RESOURCES CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands)

	Three Months Ended				Twelve Months Ended
	Nov 30,		Nov 30,		Aug 31,		Aug 31,
ADJUSTED EBITDA	2014		2013		2014		2013

Net income		$21151		6100		$28853		$9581

Depreciation, depletion, and amortization		16454		5591		32958		13336
Income tax expense		11744		3387		15014		6870
Stock based compensation		793		419		2968		1362
Change in fair value - derivatives		-16708		-2636		(2,459)		2649
Interest Income / Expense				-31		(82)		50
Adjusted EBITDA		$33434		12830		$77252		$33848

Settlement Period	Derivative Instrument	Average Volumes (BBls/MMBtu per month)	Average Fixed Price	Floor Price	Celling Price
Crude Oil - NYMEX WTI
Dec 1, 2014 - Dec 31, 2014	Collar	21,840	-	$ 86.83	$ 96.44
Dec 1, 2014 - Dec 31, 2014	Swap	56,840	$ 87.08	-	-

Jan 1, 2015 - Jun 30, 2015	Collar	7,000	-	$ 80.00	$ 92.50
Jan 1, 2015 - Jun 30, 2015	Collar	2,500	-	$ 80.00	$ 95.75
Jul 1, 2015 - Dec 31, 2015	Collar	9,000	-	$ 80.00	$ 92.25
Jan 1, 2015 - Dec 31, 2015	Collar	4,500	-	$ 80.00	$ 99.40
Jan 1, 2015 - Dec 31, 2015	Collar	6,000	-	$ 85.00	$ 101.30
Jan 1, 2015 - Jun 30, 2015	Swap	20,000	$ 90.10	-	-
Jul 1, 2015 - Dec 31, 2015	Swap	15,500	$ 89.52	-	-
Jan 1, 2015 - Oct 31, 2015	Swap	14,600	$ 78.65	-	-

Jan 1, 2016 - May 31, 2016	Collar	10,000	-	$ 75.00	$ 96.00
Jan 1, 2016 - May 31, 2016	Collar	5,000	-	$ 80.00	$ 100.75
Jun 1, 2016 - Aug 31, 2016	Collar	15,000	-	$ 80.00	$ 100.05
Jan 1, 2016 - Aug 31, 2016	Swap	5,000	$ 88.55	-	-
Sep 1, 2016 - Dec 31, 2016	Swap	20,000	$ 88.10	-	-
Jan 1, 2016 - Oct 31, 2016	Swap	6,400	$ 78.96	-	-

Natural Gas - NYMEX Henry Hub
Dec 1, 2014 - Dec 31, 2014	Swap	80,000	$ 4.58	-	-
Dec 1, 2014 - Dec 31, 2014	Collar	30,000	-	$ 4.07	$ 4.18
Jan 1, 2015 - Dec 31, 2015	Collar	72,000	-	$ 4.15	$ 4.49
Jan 1, 2016 - May 31, 2016	Collar	60,000	-	$ 4.05	$ 4.54
Jun 1, 2016 - Aug 31, 2016	Collar	60,000	-	$ 3.90	$ 4.14

Firm	Analyst
Brean Capital	Curtis Trimble
Canaccord Genuity	Eli Kantor, CFA
Cowen and Company	Christopher Walling
Euro Pacific Equities	Joel Musante, CFA
FBR & Co.	Megan Repine
Global Hunter Securities	Mike Kelly
GMP Securities	Ipsit Mohanty
Iberia Capital Partners	David Beard, CFA
Imperial Capital	Kim Pacanovsky Ph. D
Johnson Rice & Co.	Welles Fitzpatrick
Key Banc	David Decklebaum
Northland Capital Markets	Mo Dahhane
Roth Capital Partners	Joe Reagor
Stifel	Michael Scialla
SunTrust Robinson Humphrey	Ryan Oatman, CFA
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.